UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2025

Commission File Number: 000-52369

FitLife Brands, Inc.
(Exact name of registrant as specified in its charter.)

Nevada	20-3464383
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

5214 S. 136th Street, Omaha, Nebraska 68137
(Address of principal executive offices)

402-333-5260
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	FTLF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 12, 2025, FitLife Brands, Inc. held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1 – Election of Directors

	For	Withhold
Dayton Judd	6,586,405	4,528
Grant Dawson	6,516,060	74,873
Matt Lingenbrink	6,523,190	67,743
Seth Yakatan	6,425,713	165,220
Shannon Pappas	6,523,190	67,743

The Company’s Directors are elected by a plurality of the votes cast. Accordingly, each of the nominees named above were elected to serve on the Board of Directors until the 2026 Annual Meeting of Stockholders, or until their successors are elected and qualified.

Proposal No. 2 – Advisory Vote to Approve Executive Compensation

	For	Against	Abstain
Votes	6,521,001	64,922	5,010

The vote required to approve the non-binding advisory vote on executive compensation paid to the Company’s named executive officers was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as reported in the Company’s definitive proxy statement filed on June 24, 2025.

Proposal No. 3 – Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation

	1 Year	2 Years	3 Years	Abstain
Votes	605,602	2,695	5,979,100	3,536

Based upon the results of the advisory votes of this Proposal No. 3, the Board has determined that a non-binding advisory vote on executive compensation will be presented to stockholders every three years. The next required vote on the frequency of such advisory vote on executive compensation will be at the Company’s 2031 Annual Meeting of Stockholders.

Proposal No. 4 – Ratification of Appointment of Auditors

	For	Against	Abstain
Votes	8,161,128	10	6

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders ratified the appointment of Weinberg & Company, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FitLife Brands, Inc.

August 13, 2025	By:	/s/ Dayton Judd
Dayton Judd
Chief Executive Officer